Exhibit 99.1
Press Release

COSTCO WHOLESALE CORPORATION REPORTS FOURTH QUARTER AND FISCAL YEAR 2026 OPERATING RESULTS
ISSAQUAH, Wash., September 24, 2026 - Costco Wholesale Corporation (“Costco” or the “Company”) (Nasdaq: COST) today announced its operating results for the 16-week fourth quarter and the 52-week fiscal year ended August 30, 2026.
Net sales for the quarter increased 11.2 percent, to $93.9 billion, from $84.4 billion last year. Net sales for the fiscal year increased 10.1 percent, to $297.2 billion, from $269.9 billion last year.
Comparable sales for the fourth quarter and fiscal year were as follows:

	16 Weeks	16 Weeks	52 Weeks	52 Weeks
		Adjusted*		Adjusted*
U.S.	10.7%	7.2%	8.2%	6.6%
Canada	5.0%	4.6%	7.8%	6.7%
Other International	7.0%	6.2%	9.8%	6.5%

Total Company	9.4%	6.7%	8.4%	6.6%

Digitally-Enabled	19.5%	19.8%	20.9%	20.7%
*Excluding the impacts from changes in gasoline prices and foreign exchange.
Net income for the fourth quarter was $2.998 billion, $6.75 per diluted share, compared to $2.610 billion, $5.87 per diluted share, last year. This year's fourth quarter was positively impacted by a non-recurring benefit of $0.15 per diluted share from IEEPA tariff refunds received in the quarter, less partial reinvestment of those refunds in increased member values. Net income for the fiscal year was $9.226 billion, $20.76 per diluted share, compared to $8.099 billion, $18.21 per diluted share, last year.
Costco currently operates 939 warehouses, including 647 in the United States and Puerto Rico, 115 in Canada, 43 in Mexico, 37 in Japan, 29 in the United Kingdom, 20 in Korea, 15 in Australia, 14 in Taiwan, seven in China, five in Spain, three in France, two in Sweden, and one each in Iceland, and New Zealand. Costco also operates e-commerce sites in the U.S., Canada, the U.K., Mexico, Korea, Taiwan, Japan, Australia, and China.
A conference call to discuss these results is scheduled for 2:00 p.m. (PT) today, September 24, 2026, and will be available via a webcast on investor.costco.com (click “Events & Presentations”).

Press Release

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For these purposes, forward-looking statements are statements that address activities, events, conditions or developments that the Company expects or anticipates may occur in the future. In some cases forward-looking statements can be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks and uncertainties include, but are not limited to, domestic and international economic conditions, including exchange rates, inflation or deflation, the effects of competition and regulation, uncertainties in the financial markets, consumer and small business spending patterns and debt levels, breaches of security or privacy of member or business information, conditions affecting the acquisition, development, ownership or use of real estate, capital spending, actions of vendors, rising costs associated with employees (generally including health-care costs and wages), workforce interruptions, energy and certain commodities, geopolitical conditions (including tariffs and global conflicts), the ability to maintain effective internal control over financial reporting, regulatory and other impacts related to environmental and social matters, public-health related factors, and other risks identified from time to time in the Company’s public statements and reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these statements, except as required by law. Comparable sales and comparable sales excluding impacts from changes in gasoline prices and foreign exchange are intended as supplemental information and are not a substitute for net sales presented in accordance with U.S. GAAP.

CONTACTS:    Costco Wholesale Corporation
Josh Dahmen, 425/313-8254
Andrew Yoon, 425/313-6305
Bryan Starnes, 425/427-7403

COST-Earn

Press Release

COSTCO WHOLESALE CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
 (dollars in millions, except per share data) (unaudited)

	16 Weeks Ended		52 Weeks Ended
	August 30, 2026	August 31, 2025	August 30, 2026	August 31, 2025
REVENUE
Net sales	$93,873	$84,432	$297,247	$269,912
Membership fees	1,850	1,724	5,907	5,323
Total revenue	95,723	86,156	303,154	275,235
OPERATING EXPENSES
Merchandise costs	83,531	75,037	264,279	239,886
Selling, general and administrative	8,391	7,778	27,190	24,966
Operating income	3,801	3,341	11,685	10,383
OTHER INCOME (EXPENSE)
Interest expense	(45)	(46)	(145)	(154)
Interest income and other, net	253	215	711	589
INCOME BEFORE INCOME TAXES	4,009	3,510	12,251	10,818
Provision for income taxes	1,011	900	3,025	2,719
NET INCOME	$2,998	$2,610	$9,226	$8,099

NET INCOME PER COMMON SHARE:
Basic	$6.75	$5.88	$20.78	$18.24
Diluted	$6.75	$5.87	$20.76	$18.21

Shares used in calculation (000's):
Basic	443,975	444,007	443,953	443,985
Diluted	444,364	444,706	444,427	444,803

Press Release

COSTCO WHOLESALE CORPORATION
CONSOLIDATED BALANCE SHEETS
 (amounts in millions, except par value and share data) (unaudited)
Subject to Reclassification

	August 30, 2026	August 31, 2025
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$20,207	$14,161
Short-term investments	1,094	1,123
Receivables, net	3,959	3,203
Merchandise inventories	19,324	18,116
Other current assets	1,998	1,777
Total current assets	46,582	38,380
OTHER ASSETS
Property and equipment, net	35,633	31,909
Operating lease right-of-use assets	2,697	2,725
Other long-term assets	4,133	4,085
TOTAL ASSETS	$89,045	$77,099
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$22,591	$19,783
Accrued salaries and benefits	5,641	5,205
Accrued member rewards	3,037	2,677
Deferred membership fees	3,006	2,854
Current portion of long-term debt	2,248	75
Other current liabilities	7,429	6,514
Total current liabilities	43,952	37,108
OTHER LIABILITIES
Long-term debt, excluding current portion	3,914	5,713
Long-term operating lease liabilities	2,414	2,460
Other long-term liabilities	2,962	2,654
TOTAL LIABILITIES	53,242	47,935
COMMITMENTS AND CONTINGENCIES
EQUITY
Preferred stock $0.005 par value; 100,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock $0.005 par value; 900,000,000 shares authorized; 443,266,000 and 443,237,000 shares issued and outstanding	2	2
Additional paid-in capital	8,830	8,282
Accumulated other comprehensive loss	(1,620)	(1,770)
Retained earnings	28,591	22,650
TOTAL EQUITY	35,803	29,164
TOTAL LIABILITIES AND EQUITY	$89,045	$77,099

Press Release

COSTCO WHOLESALE CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
 (amounts in millions) (unaudited)
Subject to Reclassification

	52 Weeks Ended
	August 30, 2026	August 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$9,226	$8,099
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,674	2,426
Non-cash lease expense	318	303
Stock-based compensation	924	860
Other non-cash operating activities, net	355	(117)
Changes in working capital	2,328	1,764
Net cash provided by operating activities	15,825	13,335
CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property and equipment	(6,435)	(5,498)
Purchases of short-term investments	(788)	(1,028)
Maturities of short-term investments	811	1,141
Other investing activities, net	26	74
Net cash used in investing activities	(6,386)	(5,311)
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of short-term borrowings	(577)	(862)
Proceeds from short-term borrowings	553	816
Repayments of long-term debt	(69)	(103)
Proceeds from issuance of long-term debt	496	—
Tax withholdings on stock-based awards	(361)	(393)
Repurchases of common stock	(848)	(903)
Cash dividend payments	(2,458)	(2,183)
Financing lease payments and other financing activities, net	(91)	(147)
Net cash used in financing activities	(3,355)	(3,775)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(38)	6
Net change in cash and cash equivalents	6,046	4,255
CASH AND CASH EQUIVALENTS BEGINNING OF YEAR	14,161	9,906
CASH AND CASH EQUIVALENTS END OF YEAR	$20,207	$14,161